SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

Boston Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Middlesex Turnpike Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 904-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2005, the final payment of cash compensation for 2004 performance was paid to Boston Communications Group, Inc.’s (the “Company”) named executive officers. The bonuses were paid in accordance with the 2004 BCGI Executive Incentive Compensation Plan (the “Plan”), which was approved by Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company in May 2004. The key elements of the Plan are:

Bonus Incentive Compensation:

•	The Plan provides for different target bonus amounts for each executive officer, using a percentage of base pay derived from third-party compensation survey data for comparable companies and executive positions.

•	The total bonus is comprised of three major components:

- Executive’s personal qualitative performance appraisal	20% of target
- Company’s quantitative financial performance	40% of target
- Executive’s achievement of strategic goals	40% of target

•	The qualitative personal performance appraisal is paid annually based upon the executive officer’s accomplishment of qualitative goals that are established by the executive officer’s manager.

•	The plan provides for a graduated scale of payment for the 40% of target that is based on quantitative performance, so that an executive officer may earn no quantitative bonus, a fraction of his or her target, or up to 200% of the quantitative part of the target, depending upon the financial performance of the Company.

•	For the achievement of strategic goals component of the bonus, the potential amount to be earned is entirely funded by the financial performance of the business, as described in the preceding paragraph. The amount earned by the executive officer is based upon the executive officer’s performance against strategic goals that are approved by the Compensation Committee.

•	Quantitative financial performance bonuses are based upon a combination of earnings and revenue achievement against targets, for the Company as a whole. Results are generally weighted more heavily on earnings than revenue.

The following table sets forth the 2004 cash bonuses which were paid, based on the foregoing criteria, to the Company’s named executive officers for the fiscal year ended December 31, 2004:

Name of Executive Officer	2004 Cash Bonus paid in 2004	2004 Cash Bonus Paid in 2005	Total Cash Bonus Paid
Paul Tobin	$22,954	$70,173	$93,127
E. Y. Snowden	53,195	171,087	224,282
Karen A. Walker	22,098	73,414	95,512
Fritz von Mering	19,240	58,344	77,584
William Wessman	$22,095	$67,366	$89,461

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON COMMUNICATIONS GROUP, INC.

Date: February 22, 2005	By:	/s/ Karen A. Walker
Karen A. Walker Chief Financial Officer